Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Q2 2026 Results JULY 30, 2026

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of June 30, 2026, and all averages are weighted averages, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date indicated only and are based on BXMT’s opinions of the current market environment, which is subject to change. Estimates, targets, forecasts, or similar predictions or returns are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts, or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. BXMT’s manager is a subsidiary of Blackstone. (1) See Appendix for definition and reconciliation to GAAP net (loss) income. 1  Q2 GAAP EPS of $(0.48), Distributable EPS(1) of $0.31, and Distributable EPS prior to realized gains & losses(1) of $0.48  Continued execution on portfolio turnover, with strong repayments and active capital deployment into high-conviction investment themes accessible through Blackstone’s proprietary sourcing channels Earnings Strong current income Investments Differentiated global deployment channels Repayments Active portfolio turnover $1.2B loan repayments 99% of repayments pre-2023 originations $0.48 distributable EPS prior to realized gains and losses(1) $0.47 dividend per share $1.4B Q2 investments(a) 75%+ residential,(b) industrial, and net lease properties

Q2 RESULTS

Earnings	▪ Q2 GAAP net loss per share of $(0.48), Distributable Earnings[1] per share of $0.31, and Distributable EPS prior to realized gains and losses[1] of $0.48 ▪ Book value per share of $19.31, including $2.43 per share of CECL reserves and $0.76 per share of accumulated depreciation and amortization of owned real estate and BXMT's share of the Net Lease JV ▪ Paid Q2 dividend of $0.47 per share
Investments	▪ Total Q2 investments of $1.4B,[a] including $1.1B of loan originations and $0.1B of net lease acquisitions at BXMT share ▪ Established Homebuilder Finance JV, acquiring $0.1B of loans at BXMT share ▪ Residential,[b] industrial, and net lease assets accounted for 78% of Q2 investments and 80% of LTM investments ▪ Collected $1.2B of loan repayments in Q2, including $1.0B in Europe
Portfolio	▪ Investment portfolio of $19.7B;[c] loan portfolio is 97%[d][e] performing, with more than half concentrated in residential and industrial sectors ▪ Resolved one impaired multifamily loan via transfer to owned real estate ▪ 23% net reduction in the watchlist (one upgrade, three downgrades), and three new impaired loans, two of which are office ▪ CECL reserves increased by $106M quarter over quarter to $410M, including $219M of asset-specific CECL reserves
Capitalization and Liquidity	▪ Stable, well-structured balance sheet with strong liquidity of $1.2B and ample financing capacity across 16 bank counterparties ▪ Issued $0.5B of Senior Secured Notes due 2031 in Q2, further extending duration of liabilities ▪ Closed one new non-MTM facility in Q2; 88% non-MTM debt with no capital markets MTM provisions[f]

(1) See Appendix for definition and reconciliation to GAAP net (loss) income.

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Blackstone |Blackstone Mortgage Trust, Inc. EARNINGS  Q2 Distributable Earnings prior to realized gains and losses(1) of $0.48 per share  Loan portfolio performance of 97%(d)(e) benefiting from loan resolutions and new vintage investments (1) See Appendix for definition and reconciliation to GAAP net (loss) income. 3 96% 99% 98% 97% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Distributable Earnings Per Share Prior to Realized Gains and Losses(1) Loan Portfolio Performance(d)(e) $0.48 $0.51 $0.49 $0.48 9/30/2025 12/31/2025 3/31/2026 6/30/2026 GAAP EPS $0.37 $0.24 $(0.04) Distributable EPS(1) $0.24 $(2.07) $0.21 $(0.48) $0.31 $0.47 dividend

Blackstone |Blackstone Mortgage Trust, Inc. Multifamily 30% Industrial 28%Hospitality 12% Retail 11% Net Lease 10% Homebuilder Finance 9% INVESTMENT ACTIVITY 4  Q2 investment activity of $1.4B(a) includes $1.1B of loan originations, $0.1B of net lease properties (at share), and $0.1B of single-family homebuilder finance loans (at share)  Capital allocation continues to shift towards residential,(b) industrial, and net lease sectors, which represent 80% of total deployment over the last twelve months LTM Investment Activity(g)Q2 Investment Activity(a) $1.4B Q2 investments Loan Portfolio Industrial 41% Multifamily 23% Retail 7% Other Loans 6% Net Lease 12% Bank Loan Portfolio 7% Other Investments 4% 78% residential,(b) industrial, and net lease $4.4B LTM investments 80% residential,(b) industrial, and net lease Loan Portfolio (h) (i)

Blackstone |Blackstone Mortgage Trust, Inc. US 63% UK 13% Other EU 16% AUS 6% Other 2% Industrial 23% Multifamily 21% US Office 16% Non-US Office 5% Hospitality 9% Retail 4% Self-Storage 3% Life Sciences / Studio 1% Other Loans 4% Net Lease JV 3% Bank Loan JV 3% Other Investments 1% Owned Real Estate 7% INVESTMENT PORTFOLIO OVERVIEW(c) Investment Portfolio by Type(j)(k)  Investment portfolio of $19.7B, benefiting from diversification and duration with increasing capital allocation towards complementary real estate credit strategies 5 Loan Portfolio Investment Portfolio by Geography(k)

Blackstone |Blackstone Mortgage Trust, Inc. Sunbelt 25% Northeast 13% West 11%Midwest 3% Northwest 3% UK 17% Other Europe 19% Australia 7% Canada 2% LOAN PORTFOLIO OVERVIEW(d) WA, 2% 45% International AU, 7% ES, 4% IE, 6% UK, 17% SE, 3% DEU, 2% TX, 4% NY, 9% NV, 2% MA, 1% IL, 2% GA, 2% FL, 7% CA, 10% VA, 3% AZ, 2% CO, 2% HI, 2% Geographic Footprint(l) CAN, 2% NL, 2%  133 loans secured by institutional-quality assets and diversified across sectors and markets  51% secured by multifamily and industrial assets Collateral Diversification(k)(m) WA, 3% FR, 1% 51% Multifamily or Industrial 6 Industrial 26% Multifamily 25% US Office 18% Non-US Office 7% Hospitality 10% Retail 5% Self-Storage 3% Life Sciences / Studio 2% Other Property 4%

Blackstone |Blackstone Mortgage Trust, Inc. 55% 22% 17% 6% Secured Debt Agreements Corporate Debt Securitized Debt Asset-Specific Debt CAPITALIZATION 7  Well-structured balance sheet with ample liquidity of $1.2B and debt-to-equity(n) ratio of 3.9x  88% non-MTM debt with no capital markets MTM provisions(f)  Issued $0.5B of Senior Secured Notes due 2031, further extending duration of liabilities Corporate Debt Maturities(o) ($ in billions) Diversified Financing Sources (outstanding balance) $0.3 $0.3 $0.5 $0.5 $0.4 $0.8 $0.7 2026 2027 2028 2029 2030 2031 2032+ Convertible Notes Senior Secured Notes Term Loan B 88% non-MTM(f)

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Loan Portfolio Details

($ in millions)

	Property Type	Location	Origination Date [p]	Total Commitment [q]	Principal Balance	Net Book Value [r]	Cash Coupon [s]	All-in Yield [s]	Maximum Maturity [t]	Loan per SQFT/Unit	Origination LTV [u]
1	Hospitality	Diversified, AU	6/24/2022	$913	$913	$909	+4.75%	+4.93%	6/21/2030	$415 / sqft	59%
2	Mixed-Use	Dublin, IE	8/14/2019	858	817	820	+3.20%	+3.99%	1/29/2027	$242 / sqft	74%
3	Mixed-Use	Austin	6/28/2022	675	556	553	+4.60%	+5.08%	7/9/2029	$462 / sqft	53%
4	Industrial	Diversified, SE	3/30/2021	477	477	477	+3.20%	+3.31%	5/18/2027	$87 / sqft	76%
5	Mixed-Use	Diversified, Spain	3/22/2018	470	470	470	+2.00%	+2.00%	3/15/2036	n / a	71%
6	Self-Storage	Diversified, CAN	2/20/2025	440	440	440	+3.50%	+3.50%	2/9/2030	$151 / sqft	58%
7	Industrial	Diversified, US	10/28/2025	419	419	416	+2.65%	+3.01%	11/9/2030	$100 / sqft	78%
8	Mixed-Use	New York	12/9/2021	385	385	384	+2.76%	+3.00%	12/9/2026	$132 / sqft	50%
9	Office	Chicago	12/11/2018	356	345	347	+1.75%	+1.75%	12/9/2026	$289 / sqft	n/m
10	Industrial	Diversified, UK	4/7/2025	345	345	345	+2.55%	+2.88%	4/7/2030	$342 / sqft	67%
11	Office	Seattle	1/26/2022	338	305	305	+4.10%	+4.46%	2/9/2027	$621 / sqft	56%
12	Industrial	Diversified, UK	5/15/2025	300	300	300	+2.70%	+2.89%	5/15/2028	$142 / sqft	69%
13	Office	Washington, DC	9/29/2021	293	293	293	+2.81%	+3.05%	10/9/2026	$382 / sqft	66%
14	Other	Diversified, UK	1/11/2019	292	292	292	+5.21%	+5.06%	6/14/2028	$231 / sqft	74%
15	Industrial	Diversified, EUR	6/5/2025	244	244	242	+2.70%	+2.97%	7/19/2030	$66 / sqft	70%
Loans 16-133				11,712	10,808	10,742					
CECL Reserve						(398)					
Total / Wtd. Avg.				**$18,517**	**$17,409**	**$16,937**	**+3.13%**	**+3.35%**	**2.8 yrs**		**65%**

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) June 30, 2026 December 31, 2025 Assets Cash and cash equivalents $432,833 $452,526 Loans receivable 17,334,730 18,069,134 Current expected credit loss reserve (397,835) (284,440) Loans receivable, net $16,936,895 $17,784,694 Owned real estate, net 1,296,989 1,134,975 Investments in unconsolidated entities 322,060 217,488 Other assets 415,265 413,263 Total Assets $19,404,042 $20,002,946 Liabilities and Equity Secured debt, net $8,708,944 $10,117,292 Securitized debt obligations, net 2,732,964 2,139,719 Asset-specific debt, net 971,305 997,746 Term loans, net 1,878,562 1,808,000 Senior secured notes, net 1,217,499 784,876 Convertible notes, net 265,310 264,745 Other liabilities 364,871 386,178 Total Liabilities $16,139,455 $16,498,556 Commitments and contingencies Equity Class A common stock, $0.01 par value $1,685 $1,683 Additional paid-in capital 5,440,390 5,430,542 Accumulated other comprehensive income 11,234 12,113 Accumulated deficit (2,191,769) (1,945,428) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,261,540 $3,498,910 Non-controlling interests 3,047 5,480 Total Equity $3,264,587 $3,504,390 Total Liabilities and Equity $19,404,042 $20,002,946

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2026 2025 2026 2025 Income from loans and other investments Interest and related income $309,748 $359,537 $615,305 $691,594 Less: Interest and related expenses 227,182 264,727 447,918 506,960 Income from loans and other investments, net $82,566 $94,810 $167,387 $184,634 Revenue from owned real estate 75,497 38,812 150,091 75,845 Total net revenue $158,063 $133,622 $317,478 $260,479 Expenses Management and incentive fees $14,641 $17,036 $29,454 $34,271 General and administrative expenses 14,918 13,526 28,899 26,190 Expenses from owned real estate 81,440 47,796 163,415 94,098 Total expenses $110,999 $78,358 $221,768 $154,559 Increase in current expected credit loss reserve ($134,403) ($45,593) ($189,458) ($95,098) Income (loss) from unconsolidated entities 8,570 (2,015) 9,953 (2,889) Net loss on disposition of owned real estate – – (160) – Other income, net 3 231 7 321 (Loss) income before income taxes ($78,766) $7,887 ($83,948) $8,254 Income tax provision 2,501 903 3,659 1,621 Net (loss) income ($81,267) $6,984 ($87,607) $6,633 Net loss (income) attributable to non-controlling interests $45 ($15) $88 ($21) Net (loss) income attributable to Blackstone Mortageg Trust, Inc. ($81,222) $6,969 ($87,519) $6,612 Per share information (basic and diluted) Net (loss) income per share ($0.48) $0.04 ($0.52) $0.04 Weighted-average shares of common stock outstanding, basic and diluted 168,965 171,894 169,021 171,949 Three Months Ended June 30, Six Months Ended June 30,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended June 30, 2026 Three Months Ended March 31, 2026 Net loss(v) ($81,222) ($6,297) Charge-offs of CECL reserves(w) (28,620) (46,451) Increase in CECL reserves 134,403 55,055 Depreciation and amortization of owned real estate(x) 21,104 21,717 Adjustment to realized loss on disposition of owned real estate(y) – (1,497) Non-cash compensation expense 6,675 6,687 Realized hedging and foreign currency (loss) gain, net(z) (1,098) 4 Allocable share of adjustments related to unconsolidated entities(aa) 508 6,380 Cash income from Agency Multifamily Lending Partnership, net(bb) 30 29 Adjustments attributable to non-controlling interests, net (26) 191 Other items (18) (8) Distributable Earnings $51,736 $35,810 Charge-offs of CECL reserves(w) $28,620 $46,451 GAAP realized loss on disposition of owned real estate(cc) – 160 Adjustment to realized loss on disposition of owned real estate(y) – 1,497 Adjustments attributable to non-controlling interests – (249) Allocable share of adjustments related to unconsolidated entities(aa) 51 - Distributable Earnings prior to realized gains and losses $80,407 $83,669 Weighted-average shares outstanding, basic(dd) 168,965 169,078 Distributable Earnings per share, basic $0.31 $0.21 Distributable Earnings prior to realized gains and losses per share, basic $0.48 $0.49 June 30, 2026 March 31, 2026 Stockholders’ equity $3,261,540 $3,414,960 Shares Class A common stock 168,544 168,684 Deferred stock units 370 348 Total outstanding 168,913 169,032 Book value per share $19.31 $20.20 Three Months Ended June 30, 2026 Three Months Ended March 31, 2026 Net loss(v) ($81,222) ($6,297) Weighted-average shares outstanding, basic and diluted 168,965 169,078 Per share amount, basic and diluted ($0.48) ($0.04) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended December 31, 2025 Three Months Ended September 30, 2025 Net income(v) $39,560 $63,397 Charge-offs of CECL reserves(w) (433,924) (42,111) Increase (Decrease) in CECL reserves 18,375 (987) Depreciation and amortization of owned real estate(x) 21,380 15,388 Adjustment to realized loss on disposition of owned real estate(y) – – Non-cash compensation expense 6,699 7,302 Realized hedging and foreign currency loss, net(z) (25) (1,511) Allocable share of adjustments related to unconsolidated entities(aa) (8) (990) Cash income from Agency Multifamily Lending Partnership, net(bb) 29 35 Adjustments attributable to non-controlling interests, net (1) (41) Other items (39) (46) Distributable Earnings ($347,954) $40,436 Charge-offs of CECL reserves(w) $433,924 $42,111 GAAP realized loss on disposition of owned real estate(cc) – – Adjustment to realized loss on disposition of owned real estate(y) – – Adjustments attributable to non-controlling interests – – Allocable share of adjustments related to unconsolidated entities(aa) – – Distributable Earnings prior to realized gains and losses $85,970 $82,547 Weighted-average shares outstanding, basic(dd) 168,168 171,813 Distributable Earnings per share, basic ($2.07) $0.24 Distributable Earnings prior to realized gains and losses per share, basic $0.51 $0.48

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Bank Loan Portfolio Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in the second quarter of 2025 to acquire portfolios of performing commercial mortgage loans. BXMT’s equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current investment portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to realized gains and losses, which include but are not limited to charge-offs of CECL reserves, to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such realized gains or losses. BXMT may make similar adjustments with respect to other types of investments, if and when applicable transactions occur. During the period from the first quarter of 2024 to the fourth quarter of 2025, we reported this metric as Distributable Earnings prior to charge-offs of CECL reserves, as the only applicable realized gains or losses during such period were charge-offs of CECL reserves. BXMT utilizes Distributable Earnings prior to realized gains and losses as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to realized gains and losses is calculated net of the incentive fee expense that would have been recognized if such realized gains and losses had not occurred. Distributable Earnings and Distributable Earnings prior to realized gains and losses are non-GAAP measures. BXMT defines Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of BXMT’s independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between its Manager and BXMT, or BXMT’s Management Agreement, for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to realized gains and losses is calculated net of the incentive fee expense that would have been recognized if such realized gains and losses had not occurred. Homebuilder Finance Joint Venture: A joint venture BXMT entered into with a an unaffiliated third-party, alongside a Blackstone-advised investment vehicle, in the second quarter of 2026 to acquire an initial portfolio of single-family construction loans and to continue to acquire and fund such loans in the future. BXMT’s 45% equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Net Lease Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in the fourth quarter of 2024 to acquire triple net lease properties. BXMT’s 75% equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Net Loan Exposure: Represents the principal balance of loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) total loans receivable CECL reserve. Does not include owned real estate assets or investments in unconsolidated entities.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 15 a. Includes $0.1B to reflect BXMT’s 75% share of net lease properties acquired by its Net Lease Joint Venture and $0.1B to reflect BXMT’s 45% share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture. b. Includes (i) multifamily and condo loans and (ii) BXMT’s share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture. c. Reflects, as of June 30, 2026, (i) BXMT's loan portfolio of $16.9B, which represents net book value less total loans receivable CECL reserves, (ii) BXMT’s $0.7B share of the carrying value of investments held by BXMT's Net Lease Joint Venture, (iii) BXMT’s $0.5B share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture, (iv) BXMT’s $0.1B share of the fair value of the loans held by BXMT’s Homebuilder Finance Joint Venture, (v) the $1.4B aggregate carrying value of BXMT's owned real estate assets, and (vi) BXMT’s $66M fair value of investments in debt securities. d. Based on Net Loan Exposure. Refer to Definitions. e. Excludes (i) BXMT’s $0.7B share of the carrying value of investments held by BXMT's Net Lease Joint Venture, (ii) BXMT’s $0.5B share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture, (iii) BXMT’s $0.1B share of the fair value of the loans held by BXMT’s Homebuilder Finance Joint Venture, (iv) the $1.4B aggregate carrying value of BXMT's owned real estate assets, and (v) BXMT’s $66M fair value of investments in debt securities. f. Non-MTM debt consists of, as of June 30, 2026, $3.4B of corporate debt, $2.8B of securitized debt, and $7.9B of borrowings under non-mark-to-market master repurchase agreements, credit facilities, and asset-specific debt. The margin call provisions in BXMT's non-mark-to-market master repurchase agreements and credit facilities only permit valuation adjustments if the loan or collateral pledged or sold by BXMT becomes defaulted. g. Includes $0.5B to reflect BXMT’s 75% share of net lease properties acquired by its Net Lease Joint Venture, $0.3B to reflect BXMT’s 35% share of the portfolios of performing senior loans acquired by its Bank Loan Portfolio Joint Venture, $0.1B to reflect BXMT’s 45% share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture, and $67M of investments in debt securities. h. Includes hospitality, condo, data center, and office loans. i. Includes (i) BXMT’s share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture and (ii) investments in debt securities. j. Investment types that represent less than 1% of BXMT’s Investment Portfolio are included in Other Investments in the chart, which includes the Homebuilder Finance Joint Venture and investment in debt securities. k. Assets in BXMT’s loan portfolio with multiple components are proportioned into the relevant collateral types and geographies based on their relative value. l. States and countries composing less than 1% of total loan portfolio are excluded. m. Geographic diversification excludes one U.S. dollar-denominated loan (0.4% of portfolio) that is located in Bermuda and allocated to “Other International”. n. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. o. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. p. Date loan was originated or acquired by BXMT. q. Total commitment reflects outstanding principal balance as well as any related unfunded loan commitment. r. Net book value represents outstanding principal balance, net of purchase and sale discounts or premiums, exit fees, deferred origination expenses, and cost-recovery proceeds. s. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost- recovery and nonaccrual methods, if any. t. Maximum maturity assumes all extension options are exercised; however, BXMT’s loans may be repaid prior to such date. Excludes loans accounted for under the cost- recovery and nonaccrual methods, if any. u. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT, excluding any loans that are impaired. v. Represents net income (loss) attributable to Blackstone Mortgage Trust, Inc.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 16 w. Represents realized losses related to loan principal amounts deemed non-recoverable during the applicable period. x. Represents depreciation of owned real estate assets and amortization of intangible owned real estate assets and liabilities. y. Represents an adjustment to the realized loss on the sale of a property held at depreciated cost. Because depreciation and amortization is a non-cash expense that is excluded from Distributable Earnings, GAAP gains upon sale of a property are higher, and GAAP losses are lower, than the respective realized amounts reflected in Distributable Earnings. For Distributable Earnings, the amount is calculated as net sales proceeds less the property’s carrying value prior to depreciation and amortization. z. Represents realized gain (loss) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net income (loss), but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. aa. Allocable share of adjustments related to unconsolidated entities for the three months ended June 30, 2026, reflects BXMT’s share of non-cash items such as (i) $(3.8) million of unrealized gains recorded by such unconsolidated entities, (ii) $4.3 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. For the three months ended March 31, 2026, reflects BXMT’s share of non-cash items such as (i) $3.2 million of unrealized losses recorded by such unconsolidated entities, (ii) $3.1 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. For the three months ended December 31, 2025, reflects BXMT’s share of non-cash items such as (i) $(2.0) million of unrealized gains recorded by such unconsolidated entities, (ii) $2.0 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. For the three months ended September 30, 2025, reflects BXMT’s share of non- cash items such as (i) $(2.3) million of unrealized gains recorded by such unconsolidated entities, (ii) $1.3 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. bb. Represents (i) the non-cash income recognized under GAAP related to BXMT’s Agency Multifamily Lending Partnership, in which BXMT receives a portion of origination, servicing, and other fees for loans BXMT refers to M&T Realty Capital Corporation for origination, offset by the related loss-sharing obligation accruals and (ii) the cash received related to such income previously recognized under GAAP. cc. Represents the amount included on BXMT’s consolidated statement of operations. dd. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 17 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and their impact, and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.